UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 24, 2005

                            BrandPartners Group Inc.
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               (Exact name of Company as specified in its charter)

      Delaware                                    0-16530                                  13-3236325
-----------------------------               ------------------------            -------------------------------
(State or Other Jurisdiction)               (Commission File Number)            (I.R.S. Employer Identification)
    of Incorporation)

                       10 Main Street, Rochester, NH 03839
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 732-3999
                                                           --------------

                                       N/A

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 24, 2005, an online audio interview of James Brooks, BrandPartners Group, Inc.'s President and Chief Executive Officer with SmallcapInsights.com became available on the SmallcapInsights.com website. The transcript of the interview is included as Exhibit 99.1 to this report. The information contained in the website referenced herein is not a part of this report.

The information of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits furnished with this report:

     99.1 Transcript of the audio interview.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 24, 2005
                                          BrandPartners Group, Inc.
                                          (Registrant)

                                          /s/ James F. Brooks
                                          ------------------------------------
                                          James F. Brooks
                                          Chief Executive Officer and President